DFA INVESTMENT DIMENSIONS GROUP INC.

U.S. Large Company Portfolio
(Institutional Class Shares, Class R1 Shares, and Class R2 Shares)

SUPPLEMENT TO PROSPECTUSES
DATED FEBRUARY 28, 2009
(AS REVISED AUGUST 21, 2009)

This Supplement describes certain developments relating to your investment in the U.S. Large Company Portfolio.  These developments will not affect the value of your investment in the Portfolio.

On December 18, 2009, the Board of Directors of DFA Investment Dimensions Group Inc., on behalf of the U.S. Large Company Portfolio (the “Large Company Portfolio”), approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”), under which the Large Company Portfolio will be reorganized with and into the U.S. Large Company Institutional Index Portfolio (the “Large Company Institutional Portfolio”), a portfolio of Dimensional Investment Group Inc. (the “Reorganization”).

The Large Company Portfolio and the Large Company Institutional Portfolio have identical investment objectives and fundamental investment restrictions, and each Portfolio invests substantially all of its assets in The U.S. Large Company Series, a series of The DFA Investment Trust Company.

Upon the completion of the Reorganization, you will be a shareholder in the Large Company Institutional Portfolio, which will have total fees that are 0.045 of 1% lower than the total fees of the U.S. Large Company Portfolio for the fiscal year ending October 31, 2010.  It is expected that, in conjunction with completing the Reorganization, the Large Company Institutional Portfolio will change its name to the “U.S. Large Company Portfolio.”

Under the Plan of Reorganization, the Large Company Portfolio will transfer substantially all of its assets to the Large Company Institutional Portfolio, in exchange solely for shares of the Large Company Institutional Portfolio, which shares will be distributed to the shareholders of the Large Company Portfolio according to the aggregate net asset value of their shares held in the Large Company Portfolio immediately prior to the Reorganization.  As soon as practicable thereafter, the Large Company Portfolio will be liquidated and dissolved.

Shareholder approval of the Reorganization is not required and will not be solicited.  Prior to the Reorganization, an Information Statement/Prospectus, which provides additional details about the Reorganization, will be filed with the U.S. Securities and Exchange Commission and mailed to shareholders of the Large Company Portfolio.  It is currently expected that the Reorganization will be completed on or about February 26, 2010.

The date of this Supplement is December 22, 2009.